Share-based compensation (Q3)	9 Months Ended
Sep. 30, 2020
Share-based Payment Arrangement [Abstract]
Share-based compensation
Note 15 - Share-based compensation
The Company recognizes compensation cost for stock option awards with only service conditions that have a graded vesting schedule on a straight-line basis over the service period for each separate vesting portion of the award as if the award was, in-substance, multiple awards. During the three and nine months ended September 30, 2020, the Company recognized $1.5 million and $7.0 million of share-based compensation expense, respectively. During the three and nine months ended September 30, 2019 the Company recognized $2.5 million and $6.7 million of share-based compensation expense, respectively.
The Company acquired the Better Choice Company Inc. 2019 Incentive Award Plan (the “2019 Plan”) which became effective as of April 29, 2019. The 2019 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock or cash-based awards or a dividend equivalent award (each an “Award”). On November 11, 2019, the Company received shareholder approval for the Amended and Restated 2019 Incentive Award Plan (the “Amended 2019 Plan”). Under the Amended 2019 Plan, the number of option awards available for issuance increased from 6,000,000 to 9,000,000 on December 19, 2019.
During the nine months ended September 30, 2020, the Company granted 300,000 stock options. During the three and nine months ended September 30, 2019, the Company granted 160,000 and 5,993,000 stock options, respectively.